Exhibit 99.1

SouthState Bank Corporation Reports First Quarter 2026 Results Declares Quarterly Cash Dividend	For Immediate Release
Media Contact
Jackie Smith, 803.231.3486

WINTER HAVEN, FL – April 23, 2026 – SouthState Bank Corporation (“SouthState” or the “Company”) (NYSE: SSB) today released its unaudited results of operations and other financial information for the three-month period ended March 31, 2026.

“SouthState opened the year with strong momentum, posting solid balance sheet growth, record pipeline activity, and healthy profitability,” said John C. Corbett, SouthState’s Chief Executive Officer. “On an annualized basis, loans increased 7% and deposits grew 5%, and we continue to attract talented commercial bankers who are helping drive future growth. Asset quality remains strong, with annualized net charge-offs of just 9 basis points. In terms of profitability, we delivered a return on average assets of 1.37%. Over the past year, tangible book value per share increased 14%, even as we repurchased nearly 4% of our shares — underscoring our confidence in SouthState’s performance and our commitment to creating long-term value for shareholders.”

Highlights of the first quarter of 2026 include:

Returns

●	Reported diluted Earnings per Share (“EPS”) and Adjusted Diluted EPS (Non-GAAP) of $2.28, up 162% year over year on a reported basis and 6% year over year on an adjusted basis
●	Net Income of $225.8 million
●	Return on Average Common Equity of 10.1%; Return on Average Tangible Common Equity (Non-GAAP) of 17.6%*
●	Return on Average Assets (“ROAA”) of 1.37%*
●	Book Value per Share of $92.21
●	Tangible Book Value (“TBV”) per Share (Non-GAAP) of $56.90, an increase of 14% year over year, after raising the dividend by 11%, and repurchasing nearly 4% of the Company’s shares

Performance

●	Net Interest Income of $562 million, an increase of $17 million, or 3%, year over year and a decrease of $20 million, or 3%, compared to the prior quarter
●	Noninterest Income of $100 million, an increase of $14 million year over year and a decrease of $6 million compared to the prior quarter, driven primarily by correspondent banking and capital markets income; Noninterest Income represented 0.61% of average assets for the first quarter of 2026*
●	Net Interest Margin (“NIM”), non-tax equivalent and tax equivalent (Non-GAAP), of 3.78% and 3.79%, respectively
●	Net charge-offs totaled $10.5 million, or 0.09%* of average loans
●	$10.8 million of Provision for Credit Losses (“PCL”); total Allowance for Credit Losses (“ACL”) plus reserve for unfunded commitments of 1.32% of loans
●	Efficiency Ratio of 51%

Balance Sheet

●	Loans increased by $898 million, or 7%*, and deposits increased by $730 million, or 5%*; ending loan to deposit ratio of 89%
●	Total loan yield of 5.96%, down 0.17% from prior quarter
●	Total deposit cost of 1.76%, down 0.06% from prior quarter
●	Strong capital position with Tangible Common Equity, Total Risk-Based Capital, Tier 1 Leverage, and Tier 1 Common Equity ratios of 8.6%, 13.7%, 9.4%, and 11.3%, respectively†

Subsequent Events

●	The Board of Directors of the Company declared a quarterly cash dividend on its common stock of $0.60 per share, payable on May 15, 2026 to shareholders of record as of May 8, 2026

∗ Annualized percentages

† Preliminary

Financial Performance

	Three Months Ended
(Dollars in thousands, except per share data)	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
INCOME STATEMENT	2026	2025	2025	2025	2025
Interest Income
Loans, including fees (1)	$721,571	$748,106	$782,382	$746,448	$724,640
Investment securities, trading securities, federal funds sold and securities
purchased under agreements to resell	95,258	100,640	99,300	94,056	83,926
Total interest income	816,829	848,746	881,682	840,504	808,566
Interest Expense
Deposits	238,522	250,189	257,271	241,593	245,957
Federal funds purchased, securities sold under agreements
to repurchase, and other borrowings	16,702	17,442	24,714	20,963	18,062
Total interest expense	255,224	267,631	281,985	262,556	264,019
Net Interest Income	561,605	581,115	599,697	577,948	544,547
Provision for credit losses	10,808	6,605	5,085	7,505	100,562
Net Interest Income after Provision for Credit Losses	550,797	574,510	594,612	570,443	443,985
Noninterest Income
Operating income	100,098	105,753	99,086	86,817	85,620
Securities losses, net	—	—	—	—	(228,811)
Gain on sale leaseback, net of transaction costs	—	—	—	—	229,279
Total noninterest income	100,098	105,753	99,086	86,817	86,088
Noninterest Expense
Operating expense	359,524	364,196	351,453	350,682	340,820
Merger, branch consolidation, severance related, and other expense (8)	—	4,494	20,889	24,379	68,006
FDIC special assessment	—	(3,835)	—	—	—
Total noninterest expense	359,524	364,855	372,342	375,061	408,826
Income before Income Tax Provision	291,371	315,408	321,356	282,199	121,247
Income tax provision	65,551	67,686	74,715	66,975	32,167
Net Income	$225,820	$247,722	$246,641	$215,224	$89,080

Adjusted Net Income (non-GAAP) (2)
Net Income (GAAP)	$225,820	$247,722	$246,641	$215,224	$89,080
Securities losses, net of tax	—	—	—	—	178,639
Gain on sale leaseback, net of transaction costs and tax	—	—	—	—	(179,004)
Initial provision for credit losses - Non-PCD loans and UFC from Independent, net of tax	—	—	—	—	71,892
Merger, branch consolidation, severance related, and other expense, net of tax (8)	—	3,529	16,032	18,593	53,094
Deferred tax asset remeasurement	—	—	—	—	5,581
FDIC special assessment, net of tax	—	(3,012)	—	—	—
Adjusted Net Income (non-GAAP)	$225,820	$248,239	$262,673	$233,817	$219,282

Basic earnings per common share	$2.29	$2.48	$2.44	$2.12	$0.88
Diluted earnings per common share	$2.28	$2.46	$2.42	$2.11	$0.87
Adjusted net income per common share - Basic (non-GAAP) (2)	$2.29	$2.48	$2.60	$2.30	$2.16
Adjusted net income per common share - Diluted (non-GAAP) (2)	$2.28	$2.47	$2.58	$2.30	$2.15
Dividends per common share	$0.60	$0.60	$0.60	$0.54	$0.54
Basic weighted-average common shares outstanding	98,544,242	100,063,315	101,218,431	101,495,456	101,409,624
Diluted weighted-average common shares outstanding	98,922,258	100,618,796	101,735,095	101,845,360	101,828,600
Effective tax rate	22.50%	21.46%	23.25%	23.73%	26.53%
Adjusted effective tax rate	22.50%	21.46%	23.25%	23.73%	21.93%

Performance and Capital Ratios

	Three Months Ended
	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
	2026	2025	2025	2025	2025
PERFORMANCE RATIOS
Return on average assets (annualized)	1.37%	1.47%	1.49%	1.34%	0.56%
Adjusted return on average assets (annualized) (non-GAAP) (2)	1.37%	1.48%	1.59%	1.45%	1.38%
Return on average common equity (annualized)	10.11%	10.90%	11.04%	9.93%	4.29%
Adjusted return on average common equity (annualized) (non-GAAP) (2)	10.11%	10.92%	11.75%	10.79%	10.56%
Return on average tangible common equity (annualized) (non-GAAP) (3)	17.59%	19.10%	19.62%	18.17%	8.99%
Adjusted return on average tangible common equity (annualized) (non-GAAP) (2) (3)	17.59%	19.14%	20.81%	19.61%	19.85%
Efficiency ratio (tax equivalent)	51.05%	49.65%	49.88%	52.75%	60.97%
Adjusted efficiency ratio (non-GAAP) (4)	51.05%	49.56%	46.89%	49.09%	50.24%
Dividend payout ratio (5)	26.12%	24.23%	24.59%	25.47%	61.45%
Book value per common share	$92.21	$91.38	$89.14	$86.71	$84.99
Tangible book value per common share (non-GAAP) (3)	$56.90	$56.27	$54.48	$51.96	$50.07

CAPITAL RATIOS
Equity-to-assets	13.3%	13.5%	13.6%	13.4%	13.2%
Tangible equity-to-tangible assets (non-GAAP) (3)	8.6%	8.8%	8.8%	8.5%	8.2%
Tier 1 leverage (6)	9.4%	9.3%	9.4%	9.2%	8.9%
Tier 1 common equity (6)	11.3%	11.4%	11.5%	11.2%	11.0%
Tier 1 risk-based capital (6)	11.3%	11.4%	11.5%	11.2%	11.0%
Total risk-based capital (6)	13.7%	13.8%	14.0%	14.5%	13.7%

Balance Sheet

	Ending Balance
(Dollars in thousands, except per share and share data)	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
BALANCE SHEET	2026	2025	2025	2025	2025
Assets
Cash and due from banks	$598,218	$583,375	$582,792	$755,798	$688,153
Federal funds sold and interest-earning deposits with banks	2,268,864	2,589,108	2,561,663	2,708,308	2,611,537
Cash and cash equivalents	2,867,082	3,172,483	3,144,455	3,464,106	3,299,690

Trading securities, at fair value	117,590	110,183	107,519	95,306	107,401
Investment securities:
Securities held to maturity	2,007,249	2,048,030	2,096,727	2,145,991	2,195,980
Securities available for sale, at fair value	6,530,348	6,313,756	6,042,800	5,927,867	5,853,369
Other investments	370,924	353,428	366,218	357,487	345,695
Total investment securities	8,908,521	8,715,214	8,505,745	8,431,345	8,395,044
Loans held for sale	327,935	345,343	346,673	318,985	357,918
Loans:
Purchased credit deteriorated	2,818,360	2,977,499	3,160,359	3,409,186	3,634,490
Purchased non-credit deteriorated	10,714,489	11,232,414	11,877,828	12,492,553	13,084,853
Non-acquired	35,963,934	34,388,614	32,629,724	31,365,508	30,047,389
Less allowance for credit losses	(585,882)	(585,197)	(590,133)	(621,046)	(623,690)
Loans, net	48,910,901	48,013,330	47,077,778	46,646,201	46,143,042
Premises and equipment, net	993,584	994,176	961,510	964,878	946,334
Bank owned life insurance	1,302,382	1,293,574	1,285,532	1,280,632	1,273,472
Mortgage servicing rights	90,018	84,032	84,491	85,836	87,742
Core deposit and other intangibles	364,686	386,326	409,890	433,458	455,443
Goodwill	3,094,059	3,094,059	3,094,059	3,094,059	3,088,059
Other assets	1,002,465	988,692	1,030,558	1,078,516	981,309
Total assets	$67,979,223	$67,197,412	$66,048,210	$65,893,322	$65,135,454

Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing	$13,650,799	$13,375,697	$13,430,459	$13,719,030	$13,757,255
Interest-bearing	42,224,864	41,770,100	40,642,810	39,977,931	39,580,360
Total deposits	55,875,663	55,145,797	54,073,269	53,696,961	53,337,615
Federal funds purchased and securities
sold under agreements to repurchase	643,386	618,215	594,092	630,558	679,337
Other borrowings	696,642	696,536	696,429	1,099,705	752,798
Reserve for unfunded commitments	69,229	69,619	68,538	64,693	62,253
Other liabilities	1,663,387	1,608,137	1,604,756	1,600,271	1,679,090
Total liabilities	58,948,307	58,138,304	57,037,084	57,092,188	56,511,093

Shareholders' equity:
Common stock - $2.50 par value; authorized 160,000,000 shares	244,844	247,845	252,723	253,745	253,698
Surplus	6,332,285	6,480,471	6,647,952	6,679,028	6,667,277
Retained earnings	2,779,896	2,614,173	2,426,463	2,240,470	2,080,053
Accumulated other comprehensive loss	(326,109)	(283,381)	(316,012)	(372,109)	(376,667)
Total shareholders' equity	9,030,916	9,059,108	9,011,126	8,801,134	8,624,361
Total liabilities and shareholders' equity	$67,979,223	$67,197,412	$66,048,210	$65,893,322	$65,135,454

Common shares issued and outstanding	97,937,653	99,138,204	101,089,231	101,498,000	101,479,065

Net Interest Income and Margin

	Three Months Ended
	Mar. 31, 2026			Dec. 31, 2025			Mar. 31, 2025
(Dollars in thousands)	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
YIELD ANALYSIS	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Interest-Earning Assets:
Federal funds sold and interest-earning deposits with banks	$1,881,020	$15,792	3.40%	$2,703,627	$25,580	3.75%	$2,199,800	$22,540	4.16%
Investment securities	9,221,416	79,466	3.49%	8,760,360	75,060	3.40%	8,325,775	61,386	2.99%
Loans held for sale	223,084	3,732	6.78%	298,600	5,201	6.91%	174,833	3,678	8.53%
Total loans held for investment	48,875,656	717,839	5.96%	48,109,526	742,905	6.13%	46,797,045	720,962	6.25%
Total interest-earning assets	60,201,176	816,829	5.50%	59,872,113	848,746	5.62%	57,497,453	808,566	5.70%
Noninterest-earning assets	6,726,355			6,767,257			6,785,973
Total Assets	$66,927,531			$66,639,370			$64,283,426

Interest-Bearing Liabilities ("IBL"):
Transaction and money market accounts	$31,499,841	$172,453	2.22%	$30,598,366	$178,129	2.31%	$29,249,015	$176,949	2.45%
Savings deposits	2,822,510	1,642	0.24%	2,834,358	1,827	0.26%	2,904,961	1,944	0.27%
Certificates and other time deposits	7,215,388	64,427	3.62%	7,560,350	70,233	3.69%	7,165,188	67,064	3.80%
Federal funds purchased	295,207	2,635	3.62%	334,401	3,297	3.91%	323,400	3,479	4.36%
Repurchase agreements	319,873	1,561	1.98%	294,259	1,462	1.97%	298,305	1,430	1.94%
Other borrowings	696,597	12,506	7.28%	696,485	12,683	7.22%	812,136	13,153	6.57%
Total interest-bearing liabilities	42,849,416	255,224	2.42%	42,318,219	267,631	2.51%	40,753,005	264,019	2.63%
Noninterest-bearing deposits	13,359,214			13,644,784			13,493,329
Other noninterest-bearing liabilities	1,661,672			1,656,851			1,618,980
Shareholders' equity	9,057,229			9,019,516			8,418,112
Total Non-IBL and shareholders' equity	24,078,115			24,321,151			23,530,421
Total Liabilities and Shareholders' Equity	$66,927,531			$66,639,370			$64,283,426
Net Interest Income and Margin (Non-Tax Equivalent)		$561,605	3.78%		$581,115	3.85%		$544,547	3.84%
Net Interest Margin (Tax Equivalent) (non-GAAP)			3.79%			3.86%			3.85%
Total Deposit Cost (without Debt and Other Borrowings)			1.76%			1.82%			1.89%
Overall Cost of Funds (including Demand Deposits)			1.84%			1.90%			1.97%

Total Accretion on Acquired Loans (1)		$38,786			$50,327			$61,798
Tax Equivalent ("TE") Adjustment		$760			$800			$784
●	The remaining loan discount on acquired loans to be accreted into loan interest income totals $219.0 million as of March 31, 2026.

Noninterest Income and Expense

	Three Months Ended
	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
(Dollars in thousands)	2026	2025	2025	2025	2025
Noninterest Income:
Fees on deposit accounts	$38,699	$41,950	$42,572	$37,869	$35,933
Mortgage banking income	11,016	5,158	5,462	5,936	7,737
Trust and investment services income	14,471	14,684	14,157	14,419	14,932
Correspondent banking and capital markets income	24,427	30,638	25,522	19,161	16,715
Expense on centrally-cleared variation margin	(3,000)	(3,167)	(4,318)	(5,394)	(7,170)
Total correspondent banking and capital markets income	21,427	27,471	21,204	13,767	9,545
Bank owned life insurance income	9,494	9,633	10,597	9,153	10,199
Other	4,991	6,857	5,094	5,673	7,275
Securities losses, net	—	—	—	—	(228,811)
Gain on sale leaseback, net of transaction costs	—	—	—	—	229,279
Total Noninterest Income	$100,098	$105,753	$99,086	$86,817	$86,088

Noninterest Expense:
Salaries and employee benefits	$205,653	$202,714	$199,148	$200,162	$195,811
Occupancy expense	42,302	42,567	40,874	41,507	35,493
Information services expense	29,704	30,443	28,988	30,155	31,362
OREO and loan related expense	4,378	867	5,427	2,295	1,784
Business development and staff related	11,362	13,485	8,907	7,182	6,510
Amortization of intangibles	21,304	23,417	23,426	24,048	23,831
Professional fees	5,239	7,410	4,994	4,658	4,709
Supplies and printing expense	3,254	3,594	3,278	3,970	3,128
FDIC assessment and other regulatory charges	10,257	9,884	8,374	11,469	11,258
Advertising and marketing	3,325	4,710	2,980	3,010	2,290
Other operating expenses	22,746	25,105	25,057	22,226	24,644
Merger, branch consolidation, severance related and other expense (8)	—	4,494	20,889	24,379	68,006
FDIC special assessment	—	(3,835)	—	—	—
Total Noninterest Expense	$359,524	$364,855	$372,342	$375,061	$408,826

Loans and Deposits

The following table presents a summary of the loan portfolio by type:

	Ending Balance
(Dollars in thousands)	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
LOAN PORTFOLIO (7)	2026	2025	2025	2025	2025
Construction and land development * †	$2,592,908	$2,548,360	$2,678,971	$3,323,923	$3,497,909
Investor commercial real estate*	18,298,938	17,883,913	17,603,205	16,953,410	16,822,119
Commercial owner occupied real estate	7,671,535	7,576,991	7,529,075	7,497,906	7,417,116
Commercial and industrial	9,385,926	9,181,408	8,644,636	8,445,878	8,106,484
Consumer real estate *	10,573,897	10,450,223	10,202,026	10,038,369	9,838,952
Consumer/other	973,579	957,632	1,009,998	1,007,761	1,084,152
Total Loans	$49,496,783	$48,598,527	$47,667,911	$47,267,247	$46,766,732
*

Single family home construction-to-permanent loans originated by the Company’s mortgage banking division are included in construction and land development category until completion. Investor commercial real estate loans include commercial non-owner occupied real estate and other income producing property. Consumer real estate includes consumer owner occupied real estate and home equity loans.

†

Includes single family home construction-to-permanent loans of $360.4 million, $342.8 million, $350.2 million, $371.1 million, and $343.5 million for the quarters ended March 31, 2036, December 31, 2025, September 30, 2025, June 30, 2025, and March 31, 2025, respectively.

	Ending Balance
(Dollars in thousands)	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
DEPOSITS	2026	2025	2025	2025	2025
Noninterest-bearing checking	$13,650,799	$13,375,697	$13,430,459	$13,719,030	$13,757,255
Interest-bearing checking	14,119,614	13,838,558	12,906,408	12,607,205	12,034,973
Savings	2,841,408	2,820,621	2,853,410	2,889,670	2,939,407
Money market	18,014,140	17,751,688	17,251,469	16,772,597	17,447,738
Time deposits	7,249,702	7,359,233	7,631,523	7,708,459	7,158,242
Total Deposits	$55,875,663	$55,145,797	$54,073,269	$53,696,961	$53,337,615

Asset Quality

	Ending Balance
	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
(Dollars in thousands)	2026	2025	2025	2025	2025
NONPERFORMING ASSETS:
Non-acquired
Non-acquired nonaccrual loans and restructured loans on nonaccrual	$177,158	$161,975	$146,751	$141,910	$151,673
Accruing loans past due 90 days or more	6,915	2,997	4,352	3,687	3,273
Non-acquired OREO and other nonperforming assets	8,339	5,273	11,969	17,288	2,290
Total non-acquired nonperforming assets	192,412	170,245	163,072	162,885	157,236
Acquired
Acquired nonaccrual loans and restructured loans on nonaccrual	116,002	135,179	149,695	151,466	116,691
Accruing loans past due 90 days or more	1,986	1,944	891	707	537
Acquired OREO and other nonperforming assets	18,155	3,901	7,147	8,783	5,976
Total acquired nonperforming assets	136,143	141,024	157,733	160,956	123,204
Total nonperforming assets	$328,555	$311,269	$320,805	$323,841	$280,440

	Three Months Ended
	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
	2026	2025	2025	2025	2025
ASSET QUALITY RATIOS (7):
Allowance for credit losses as a percentage of loans	1.18%	1.20%	1.24%	1.31%	1.33%
Allowance for credit losses, including reserve for unfunded commitments,
as a percentage of loans	1.32%	1.35%	1.38%	1.45%	1.47%
Allowance for credit losses as a percentage of nonperforming loans	193.96%	193.71%	195.61%	208.57%	229.15%
Net charge-offs as a percentage of average loans (annualized)	0.09%	0.09%	0.27%	0.21%	0.38%
Net charge-offs, excluding acquisition date charge-offs, as a percentage
of average loans (annualized) *	0.09%	0.09%	0.27%	0.06%	0.04%
Total nonperforming assets as a percentage of total assets	0.48%	0.46%	0.49%	0.49%	0.43%
Nonperforming loans as a percentage of period end loans	0.61%	0.62%	0.63%	0.63%	0.58%

* Excluding acquisition date charge-offs recorded in connection with the Independent merger.

Current Expected Credit Losses (“CECL”)

Below is a table showing the roll forward of the ACL and UFC for the first quarter of 2026:

	Allowance for Credit Losses ("ACL") and Unfunded Commitments ("UFC")
(Dollars in thousands)	Non-PCD ACL	PCD ACL	Total ACL	UFC
Ending balance 12/31/2025	$516,041	$69,156	$585,197	$69,619
Charge offs	(12,848)	—	(12,848)	—
Acquired charge offs	(747)	(839)	(1,586)	—
Recoveries	2,805	—	2,805	—
Acquired recoveries	228	888	1,116	—
Provision for credit losses	15,140	(3,942)	11,198	(390)
Ending balance 3/31/2026	$520,619	$65,263	$585,882	$69,229

Period end loans	$46,678,423	$2,818,360	$49,496,783	N/A
Allowance for Credit Losses to Loans	1.12%	2.32%	1.18%	N/A
Unfunded commitments (off balance sheet) †				$12,009,859
Reserve to unfunded commitments (off balance sheet)				0.58%

† Unfunded commitments exclude unconditionally cancelable commitments and letters of credit.

Conference Call

The Company will host a conference call to discuss its first quarter results at 9:00 a.m. Eastern Time on April 24, 2026.  Callers wishing to participate may call toll-free by dialing (888) 350-3899 within the US and (646) 960-0343 for all other locations.  The numbers for international participants are listed at https://events.q4irportal.com/custom/access/2324/.  The conference ID number is 4200408.   Alternatively, individuals may listen to the live webcast of the presentation by visiting SouthStateBank.com.  An audio replay of the live webcast is expected to be available by the evening of April 24, 2026 on the Investor Relations section of SouthStateBank.com.

SouthState is a financial services company headquartered in Winter Haven, Florida. SouthState Bank, N.A., the company’s nationally chartered bank subsidiary, provides consumer, commercial, mortgage and wealth management solutions to more than 1.8 million customers throughout Florida, Texas, the Carolinas, Georgia, Colorado, Alabama, Virginia and Tennessee. The bank also serves clients nationwide through its correspondent banking division.  Additional information is available at SouthStateBank.com.

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Non-GAAP Measures

Statements included in this press release include non-GAAP measures and should be read along with the accompanying tables that provide a reconciliation of non-GAAP measures to GAAP measures.  Although other companies may use calculation methods that differ from those used by SouthState for non-GAAP measures, management believes that these non-GAAP measures provide additional useful information, which allows readers to evaluate the ongoing performance of the Company.  Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the Company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company.  Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company's results or financial condition as reported under GAAP.

(Dollars in thousands)	Three Months Ended
PRE-PROVISION NET REVENUE ("PPNR") (NON-GAAP)	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025
Net income (GAAP)	$225,820	$247,722	$246,641	$215,224	$89,080
Provision (recovery) for credit losses	10,808	6,605	5,085	7,505	100,562
Income tax provision	65,551	67,686	74,715	66,975	26,586
Income tax provision - deferred tax asset remeasurement	—	—	—	—	5,581
Securities losses, net	—	—	—	—	228,811
Gain on sale leaseback, net of transaction costs	—	—	—	—	(229,279)
Merger, branch consolidation, severance related and other expense (8)	—	4,494	20,889	24,379	68,006
FDIC special assessment	—	(3,835)	—	—	—
Pre-provision net revenue (PPNR) (Non-GAAP)	$302,179	$322,672	$347,330	$314,083	$289,347

(Dollars in thousands)	Three Months Ended
NET INTEREST MARGIN ("NIM"), TE (NON-GAAP)	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025
Net interest income (GAAP)	$561,605	$581,115	$599,697	$577,948	$544,547
Total average interest-earning assets	60,201,176	59,872,113	58,727,110	57,710,001	57,497,453
NIM, non-tax equivalent	3.78%	3.85%	4.05%	4.02%	3.84%

Tax equivalent adjustment (included in NIM, TE)	760	800	718	672	784
Net interest income, tax equivalent (Non-GAAP)	$562,365	$581,915	$600,415	$578,620	$545,331
NIM, TE (Non-GAAP)	3.79%	3.86%	4.06%	4.02%	3.85%

	Three Months Ended
(Dollars in thousands, except per share data)	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
RECONCILIATION OF GAAP TO NON-GAAP	2026	2025	2025	2025	2025
Adjusted Net Income (non-GAAP) (2)
Net income (GAAP)	$225,820	$247,722	$246,641	$215,224	$89,080
Securities losses, net of tax	—	—	—	—	178,639
Gain on sale leaseback, net of transaction costs and tax	—	—	—	—	(179,004)
PCL - Non-PCD loans and UFC, net of tax	—	—	—	—	71,892
Merger, branch consolidation, severance related and other expense, net of tax (8)	—	3,529	16,032	18,593	53,094
Deferred tax asset remeasurement	—	—	—	—	5,581
FDIC special assessment, net of tax	—	(3,012)	—	—	—
Adjusted net income (non-GAAP)	$225,820	$248,239	$262,673	$233,817	$219,282

Adjusted Net Income per Common Share - Basic (non-GAAP) (2)
Earnings per common share - Basic (GAAP)	$2.29	$2.48	$2.44	$2.12	$0.88
Effect to adjust for securities losses, net of tax	—	—	—	—	1.76
Effect to adjust for gain on sale leaseback, net of transaction costs and tax	—	—	—	—	(1.77)
Effect to adjust for PCL - Non-PCD loans and UFC, net of tax	—	—	—	—	0.71
Effect to adjust for merger, branch consolidation, severance related and other expense, net of tax (8)	—	0.03	0.16	0.18	0.52
Effect to adjust for deferred tax asset remeasurement	—	—	—	—	0.06
Effect to adjust for FDIC special assessment, net of tax	—	(0.03)	—	—	—
Adjusted net income per common share - Basic (non-GAAP)	$2.29	$2.48	$2.60	$2.30	$2.16

Adjusted Net Income per Common Share - Diluted (non-GAAP) (2)
Earnings per common share - Diluted (GAAP)	$2.28	$2.46	$2.42	$2.11	$0.87
Effect to adjust for securities losses, net of tax	—	—	—	—	1.76
Effect to adjust for gain on sale leaseback, net of transaction costs and tax	—	—	—	—	(1.76)
Effect to adjust for PCL - Non-PCD loans and UFC, net of tax	—	—	—	—	0.71
Effect to adjust for merger, branch consolidation, severance related and other expense, net of tax (8)	—	0.04	0.16	0.19	0.52
Effect to adjust for deferred tax remeasurement	—	—	—	—	0.05
Effect to adjust for FDIC special assessment, net of tax	—	(0.03)	—	—	—
Adjusted net income per common share - Diluted (non-GAAP)	$2.28	$2.47	$2.58	$2.30	$2.15

Adjusted Return on Average Assets (non-GAAP) (2)
Return on average assets (GAAP)	1.37%	1.47%	1.49%	1.34%	0.56%
Effect to adjust for securities losses, net of tax	—%	—%	—%	—%	1.13%
Effect to adjust for gain on sale leaseback, net of transaction costs and tax	—%	—%	—%	—%	(1.13)%
Effect to adjust for PCL - Non-PCD loans and UFC, net of tax	—%	—%	—%	—%	0.45%
Effect to adjust for merger, branch consolidation, severance related and other expense, net of tax (8)	—%	0.03%	0.10%	0.11%	0.33%
Effect to adjust for deferred tax remeasurement	—%	—%	—%	—%	0.04%
Effect to adjust for FDIC special assessment, net of tax	—%	(0.02)%	—%	—%	—%
Adjusted return on average assets (non-GAAP)	1.37%	1.48%	1.59%	1.45%	1.38%

Adjusted Return on Average Common Equity (non-GAAP) (2)
Return on average common equity (GAAP)	10.11%	10.90%	11.04%	9.93%	4.29%
Effect to adjust for securities losses, net of tax	—%	—%	—%	—%	8.61%
Effect to adjust for gain on sale leaseback, net of transaction costs and tax	—%	—%	—%	—%	(8.63)%
Effect to adjust for PCL - Non-PCD loans and UFC, net of tax	—%	—%	—%	—%	3.46%
Effect to adjust for merger, branch consolidation, severance related and other expense, net of tax (8)	—%	0.15%	0.71%	0.86%	2.56%
Effect to adjust for deferred tax remeasurement	—%	—%	—%	—%	0.27%
Effect to adjust for FDIC special assessment, net of tax	—%	(0.13)%	—%	—%	—%
Adjusted return on average common equity (non-GAAP)	10.11%	10.92%	11.75%	10.79%	10.56%

Return on Average Common Tangible Equity (non-GAAP) (3)
Return on average common equity (GAAP)	10.11%	10.90%	11.04%	9.93%	4.29%
Effect to adjust for intangible assets	7.48%	8.20%	8.58%	8.24%	4.70%
Return on average tangible equity (non-GAAP)	17.59%	19.10%	19.62%	18.17%	8.99%

Adjusted Return on Average Common Tangible Equity (non-GAAP) (2) (3)
Return on average common equity (GAAP)	10.11%	10.90%	11.04%	9.93%	4.29%
Effect to adjust for securities losses, net of tax	—%	—%	—%	—%	8.61%
Effect to adjust for gain on sale leaseback, net of transaction costs and tax	—%	—%	—%	—%	(8.63)%
Effect to adjust for PCL - Non-PCD loans and UFC, net of tax	—%	—%	—%	—%	3.46%
Effect to adjust for merger, branch consolidation, severance related and other expense, net of tax (8)	—%	0.15%	0.71%	0.86%	2.56%
Effect to adjust for deferred tax remeasurement	—%	—%	—%	—%	0.27%
Effect to adjust for FDIC special assessment, net of tax	—%	(0.13)%	—%	—%	—%
Effect to adjust for intangible assets, net of tax	7.48%	8.22%	9.06%	8.82%	9.29%
Adjusted return on average common tangible equity (non-GAAP)	17.59%	19.14%	20.81%	19.61%	19.85%

	Three Months Ended
	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
RECONCILIATION OF GAAP TO NON-GAAP	2026	2025	2025	2025	2025
Adjusted Efficiency Ratio (non-GAAP) (4)
Efficiency ratio	51.05%	49.65%	49.88%	52.75%	60.97%
Effect to adjust for securities losses	—%	—%	—%	—%	(13.35)%
Effect to adjust for gain on sale leaseback, net of transaction costs	—%	—%	—%	—%	13.39%
Effect to adjust for merger, branch consolidation, severance related and other expense (8)	—%	(0.65)%	(2.99)%	(3.66)%	(10.77)%
Effect to adjust for FDIC special assessment	—%	0.56%	—%	—%	—%
Adjusted efficiency ratio	51.05%	49.56%	46.89%	49.09%	50.24%

Tangible Book Value Per Common Share (non-GAAP) (3)
Book value per common share (GAAP)	$92.21	$91.38	$89.14	$86.71	$84.99
Effect to adjust for intangible assets	(35.31)	(35.11)	(34.66)	(34.75)	(34.92)
Tangible book value per common share (non-GAAP)	$56.90	$56.27	$54.48	$51.96	$50.07

Tangible Equity-to-Tangible Assets (non-GAAP) (3)
Equity-to-assets (GAAP)	13.28%	13.48%	13.64%	13.36%	13.24%
Effect to adjust for intangible assets	(4.64)%	(4.72)%	(4.83)%	(4.90)%	(4.99)%
Tangible equity-to-tangible assets (non-GAAP)	8.64%	8.76%	8.81%	8.46%	8.25%

Certain prior period information has been reclassified to conform to the current period presentation, and these reclassifications have no impact on net income or equity as previously reported.

Footnotes to tables:

(1)	Includes loan accretion (interest) income related to the discount on acquired loans of $38.8 million, $50.3 million, $83.0 million, $63.5 million, and $61.8 million during the quarters ended March 31, 2026, December 31, 2025, September 30, 2025, June 30, 2025, and March 31, 2025, respectively.
(2)	Adjusted earnings, adjusted return on average assets, adjusted EPS, and adjusted return on average equity are non-GAAP measures and exclude the gains or losses on sales of securities, gain on sale leaseback, net of transaction costs, PCL on non-PCD loans and unfunded commitments, deferred tax asset remeasurement, merger, branch consolidation, severance related and other expense, and FDIC special assessments. Management believes that non-GAAP adjusted measures provide additional useful information that allows readers to evaluate the ongoing performance of the Company. Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the Company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company's results or financial condition as reported under GAAP. Adjusted earnings and the related adjusted return measures (non-GAAP) exclude the following from net income (GAAP) on an after-tax basis: (a) pre-tax merger, branch consolidation, severance related and other expense of $4.5 million, $20.9 million, $24.4 million, and $68.0 million for the quarters ended December 31, 2025, September 30, 2025, June 30, 2025, and March 31, 2025, respectively; (b) pre-tax net securities losses of $(228,811) for the quarter ended March 31, 2025; (c) pre-tax gain on sale leaseback, net of transaction costs of $229,279 for the quarter ended March 31, 2025; (d) pre-tax FDIC special assessment of $(3.8) million for the quarter ended December 31, 2025; and (e) deferred tax asset remeasurement of $5.6 million for the quarter ended March 31, 2025.
(3)	The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets. The tangible returns on equity and common equity measures also add back the after-tax amortization of intangibles to GAAP basis net income. Management believes that these non-GAAP tangible measures provide additional useful information, particularly since these measures are widely used by industry analysts for companies with prior merger and acquisition activities. Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the Company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company's results or financial condition as reported under GAAP. The sections titled "Reconciliation of GAAP to Non-GAAP" provide tables that reconcile GAAP measures to non-GAAP.
(4)	Adjusted efficiency ratio is calculated by taking the noninterest expense excluding transaction costs on sale leaseback, merger, branch consolidation, severance related and other expenses, FDIC special assessment, and amortization of intangible assets, divided by net interest income and noninterest income excluding gains (losses) on sales of securities, net and gain on sale leaseback, net of transaction costs. The pre-tax amortization expenses of intangible assets were $21.3 million, $23.4 million, $23.4 million, $24.0 million, and $23.8 million for the quarters ended March 31, 2026, December 31, 2025, September 30, 2025, June 30, 2025, and March 31, 2025, respectively.
(5)	The dividend payout ratio is calculated by dividing total dividends paid during the period by the total net income for the same period.
(6)	March 31, 2026 ratios are estimated and may be subject to change pending the final filing of the FR Y-9C; all other periods are presented as filed.
(7)	Loan data excludes loans held for sale.
(8)	Includes pre-tax cyber incident (net reimbursement)/costs of $3,000, $(3.6) million, and $111,000 for the quarters ended September 30, 2025, June 30, 2025, and March 31, 2025, respectively.

Cautionary Statement Regarding Forward Looking Statements

Statements included in this communication contain forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of management of SouthState Bank Corporation (“SouthState”) and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward looking statements.

Factors that could cause SouthState’s actual results to differ materially from those described in the forward looking statements are discussed in SouthState’s Annual Report on Form 10 K for the year ended December 31, 2025, filed with the Securities and Exchange Commission and available on SouthState’s website (https://southstatecorporation.q4ir.com/SEC-Filings/Documents/default.aspx), and on the Securities and Exchange Commission's website (www.sec.gov). SouthState undertakes no obligation to update any forward looking statements.